UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2006

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19410	22-2536587
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA		01752
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Executive Officer Compensation for 2006 – Base Salary and Target Bonus

On March 16, 2006, the Compensation Committee of the Board of Directors of Sepracor Inc. (the “Company”) approved the annual salaries to be paid to the Company’s executive officers during 2006. The Compensation Committee of the Company’s Board of Directors may also grant a discretionary bonus to each of the Company’s executive officers for work performed by such officer during the year ended December 31, 2006. Each officer’s bonus for 2006 shall be determined based on, among other things, the Company’s overall performance, as well as such officer’s individual performance, during the fiscal year ended December 31, 2006. Each executive officer has a target bonus for 2006 which is based on a percentage of such executive officer’s 2006 annual base salary. The table below sets forth the annual base salaries, target bonus percentages and target bonuses for 2006 for each of the Company’s executive officers:

Executive Officer	Annual Salary	2006 Target Bonus Percentage	2006 Target Bonus

Timothy J. Barberich Chief Executive Officer	$875,000	80%	$700,000

William J. O’Shea President and Chief Operating Officer	$525,000	60%	$315,000

Mark H.N. Corrigan, M.D. Executive Vice President, Research and Development	$450,000	50%	$225,000

David P. Southwell Executive Vice President, Chief Financial Officer and Secretary	$440,000	45%	$198,000

Robert F. Scumaci Executive Vice President, Finance and Administration, Treasurer	$430,000	45%	$193,500

Douglas E. Reedich, Ph.D., J.D. Senior Vice President, Legal Affairs	$380,000	40%	$152,000

Executive Officer Compensation for 2006 – Stock-Based Awards

Each executive officer may also be granted, from time to time, stock options, restricted stock or other awards pursuant to the Company’s stock incentive plans. The stock options granted to executive officers typically vest either (1) upon the achievement of specified corporate objectives or (2) in five equal annual installments commencing one year from the date of grant.

Bonuses Paid to Executive Officers for Service During Fiscal Year 2005

In addition to the foregoing adjustments to executive compensation, the Compensation Committee of the Company’s Board of Directors approved cash bonus payments for the Company’s executive officers in consideration of their service to the Company during the fiscal year ended December 31, 2005. The bonus payments were made pursuant to the Company’s previously announced executive officer bonus program for the fiscal year ended December 31, 2005 and were based on, among other things, the Company’s overall performance, as well as such officer’s individual performance during 2005. The table below sets forth such bonus payments.

Executive Officer	Cash Bonus for 2005 Performance

Timothy J. Barberich Chief Executive Officer	$330,000

William J. O’Shea President and Chief Operating Officer	$382,500

Mark H.N. Corrigan, M.D. Executive Vice President, Research and Development	$184,500

David P. Southwell Executive Vice President, Chief Financial Officer and Secretary	$147,000

Robert F. Scumaci Executive Vice President, Finance and Administration, Treasurer	$169,000

Douglas E. Reedich, Ph.D., J.D. Senior Vice President, Legal Affairs	$142,600

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: March 21, 2006	By:	/s/ Robert F. Scumaci

Name: Robert F. Scumaci
Title: Executive Vice President, Finance and Administration